Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 — phone 508-460-2401 — fax	commonwealthannuity.com * 800.955.4304 Commonwealth Annuity and Life Insurance Company a Goldman Sachs Company

ANNUAL REPORT — 12/31/2009

FOR CONTRACT HOLDERS OF: COMMONWEALTH ANNUITY SELECT LIFE

March 8, 2010

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Subj:	COMMONWEALTH ANNUITY SELECT ANNUITY ACCOUNT II 1940 Act Registration Number: 811-8746 1933 Act Registration Numbers: 33-83604 CIK: 0000929345 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Commonwealth Annuity Select Separate Account II, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust	1046292	February 25, 2010
AIM Variable Insurance Funds	896435	February 26, 2010
AllianceBernstein Variable Products Series Fund, Inc.	825316	February 22, 2010
Fidelity Variable Insurance Products Fund	356494	February 26, 2010
Franklin Templeton Variable Insurance Products Trust	837274	March 1, 2010
Janus Aspen Series	906185	February 26, 2010
T. Rowe Price International Series, Inc.	918292	February 24, 2010

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman Vice President, General Counsel
and Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772